===============================================================================

                             RYDER TRUCK RENTAL I LP

                                       and

                            RYDER TRUCK RENTAL II LP,
                       as Grantors and UTI Beneficiaries,

                            RYDER TRUCK RENTAL, INC.,
                            as Administrative Agent,

                                   RTRT, INC.,
                                   as Trustee,

                    DELAWARE TRUST CAPITAL MANAGEMENT, INC.,
                              as Delaware Trustee,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                                 as Trust Agent


                 ----------------------------------------------
                                     2001-A
                                ORIGINATION TRUST
                                   SUPPLEMENT

                          Dated as of February 1, 2001

                 ----------------------------------------------



===============================================================================

                                TABLE OF CONTENTS

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                                 Article Eleven
                                   DEFINITIONS

Section 11.01. Definitions........................................................................        2
Section 11.02. Interpretive Provisions............................................................        6
Section 11.03. Rights in Respect of the 2001-A SUBIs..............................................        6

                            ARTICLE TWELVE
                     CREATION OF THE 2001-A SUBIs

Section 12.01. Creation of 2001-A SUBI Assets and the 2001-A SUBIs................................        6
Section 12.02. Transfer of 2001-A SUBI Interests..................................................        7
Section 12.03. Issuance and Form of 2001-A SUBI Certificates; Retained SUBI Interest..............        7
Section 12.04. Actions and Filings................................................................        8
Section 12.05. Termination of the 2001-A SUBIs....................................................        9
Section 12.06. Representations and Warranties of Trustee..........................................       10

                           ARTICLE THIRTEEN
                         2001-A SUBI ACCOUNTS

Section 13.01. 2001-A SUBI Collection Account and Residual Value Surplus Account..................       10
Section 13.02. Reserve Fund.......................................................................       11
Section 13.03. Investment of Monies in 2001-A SUBI Accounts.......................................       11

                           ARTICLE FOURTEEN
                          2001-A SUBI PLEDGE

Section 14.01. Registration of 2001-A Lease SUBI Pledge and the 2000-A Vehicle
               SUBI Pledge .......................................................................       11

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
                                 ARTICLE FIFTEEN
                            MISCELLANEOUS PROVISIONS

Section 15.01. Amendment..........................................................................       12
Section 15.02. Governing Law......................................................................       13
Section 15.03. Notices............................................................................       13
Section 15.04. Severability of Provisions.........................................................       13
Section 15.05. Effect of Supplement on Origination Trust Agreement................................       13
Section 15.06. No Petition........................................................................       14

                                    EXHIBITS

Exhibit A  -   Schedule of 2001-A Vehicles........................................................      A-1
Exhibit B  -   Form of 2001-A SUBI Certificate....................................................      B-1

                       2001-A ORIGINATION TRUST SUPPLEMENT

         This 2001-A Origination Trust Supplement, dated as of February 1, 2001, is among Ryder Truck Rental I LP and Ryder Truck Rental II LP, each a Delaware limited partnership, as grantors and initial beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries", respectively), Ryder Truck Rental, Inc., a Florida corporation ("Ryder"), as administrative agent (the "Administrative Agent"), RTRT, Inc., a Delaware corporation, as trustee (the "Trustee"), Delaware Trust Capital Management, Inc., a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), and U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (the "Trust Agent").

                                    RECITALS

         WHEREAS, pursuant to the second amended and restated trust agreement, dated as of February 1, 1998 (the "Origination Trust Agreement"), among the parties hereto, Ryder Truck Rental LT, a Delaware business trust (the "Trust"), will take assignments and conveyances of and hold in trust various Trust Assets (as such term is defined in the Origination Trust Agreement);

         WHEREAS, the UTI Beneficiaries, the Administrative Agent, Ryder, as maintenance provider (in such capacity, the "Maintenance Provider"), and the Trust have entered into the administration agreement, dated as of February 1, 1998 (the "Basic Administration Agreement"), which provides for, among other things, the servicing of the Trust Assets by the Administrative Agent;

         WHEREAS, pursuant to the Origination Trust Agreement, from time to time the Trustee, on behalf of the Trust and at the direction of the UTI Beneficiaries, will identify and allocate on the books and records of the Trust certain Trust Assets and create and issue one or more special units of beneficial interest (each, a "SUBI"), the beneficiaries of which generally will be entitled to the net cash flows arising from such Trust Assets;

         WHEREAS, the parties hereto desire to supplement the Origination Trust Agreement (as so supplemented by this 2001-A Origination Trust Supplement, the "SUBI Trust Agreement") to create two SUBIs (respectively, the "2001-A Lease SUBI" and the "2001-A Vehicle SUBI");

         WHEREAS, the parties hereto desire to identify and allocate to the 2001-A Lease SUBI a separate portfolio of Trust Assets consisting of leases (the "2001-A Leases") and certain other related assets and to identify and allocate to the 2001-A Vehicle SUBI the vehicles which are leased under the 2001-A Leases (the "2001-A Vehicles"); and

         WHEREAS, the parties hereto also desire to issue two certificates evidencing a 99% and a 1% beneficial interest in the 2001-A Lease SUBI (respectively, the "99% 2001-A Lease SUBI Certificate" and the "1% 2001-A Lease SUBI Certificate", and collectively, the "2001-A Lease SUBI Certificates") and two certificates evidencing a 99% and a 1% undivided beneficial interest in the 2001-A Vehicle SUBI (respectively, the "99% 2001-A Vehicle SUBI Certificate" and the "1% 2001-A Vehicle SUBI Certificate", and collectively, the "2001-A Vehicle SUBI Certificates").

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE ELEVEN

                                   DEFINITIONS

         Section 11.01. Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Origination Trust Agreement. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

         "Administration Agreement" means the Basic Administration Agreement as supplemented by the Administration Supplement, as amended or supplemented from time to time.

         "Administration Supplement" means the supplement, dated as of February 1, 2001, among the parties to the Basic Administration Agreement, as amended or supplemented from time to time.

         "Administration Fee" has the meaning set forth in the Administration Supplement.

         "Back-up Security Agreement" has the meaning set forth in the Indenture.

         "Basic Administration Agreement" has the meaning set forth in the Recitals.

         "Basic Documents" means the Origination Trust Agreement, the Basic Administration Agreement, this Supplement, the Administration Supplement, the SUBI Certificate Transfer Agreement, the Program Operating Lease, the Trust Agreement, the Indenture, the Issuer SUBI Certificate Transfer Agreement, the Control Agreement, the Back-up Security Agreement, the 2001-A SUBI Certificates, the Lease Contribution Agreement and the Securities, as the same may be amended, supplemented or modified from time to time (but in each case only to the extent that any such amendment, supplement or modification relates to the 2001-A SUBIs or the 2001-A SUBI Assets).

         "Certificate Balance" has the meaning set forth in the Trust Agreement.

         "Certificate Distribution Account" has the meaning set forth in the Trust Agreement.

         "Closing Date" means March 1, 2001.

         "Control Agreement" has the meaning set forth in the Issuer SUBI Certificate Transfer Agreement.

         "Cutoff Date" means the opening of business on February 1, 2001.

          "Deposit Date" means, with respect to a Collection Period, the Business Day preceding the related Payment Date.

         "Eligible Lease" means a Lease that, in addition to meeting the definition of "Eligible Lease" in the Origination Trust Agreement, is also a Lease that (i) does not have a monthly Fixed Charge payment that is more than 60 days past due as of the Cutoff Date, (ii) has been validly assigned to the Trust by Ryder as of the Closing Date and for which the related 2001-A Vehicle is one which the Trust or the Trustee on behalf of the Trust shall have good and marketable title as of the Closing Date; provided, that any Titling Grace Period Vehicles owned by Ryder as of the Closing Date may be retitled in the name of the Trust or the Trustee on behalf of the Trust during the Titling Grace Period,
(iii) is not an obligation of the United States or any State or any agency thereof, (iv) as to which the aggregate remaining Fixed Charge due is equal to or greater than the aggregate remaining Financial Component due in respect thereof and (v) is a Lease as to which no provision thereof relating to the amount of the Financial Component has been waived.

         "Fitch" means Fitch Inc., and its successors.

         "Indenture" means the indenture, dated as of February 1, 2001, between the Indenture Trustee and the Issuer, as amended or supplemented from time to time.

         "Indenture Trustee" means U.S. Bank, in its capacity as trustee under the Indenture.

         "Issuer" means the Ryder Vehicle Lease Trust 2001-A.

         "Issuer SUBI Certificate Transfer Agreement" means the issuer SUBI certificate transfer agreement, dated as of February 1, 2001, between the Transferor and the Issuer, as amended or supplemented from time to time.

         "Lease Contribution Agreement" means the lease contribution agreement, dated as of February 1, 2001, between Ryder and the Origination Trust.

         "99% 2001-A Lease SUBI Certificate" has the meaning set forth in the Recitals.

         "99% 2001-A SUBI Certificates" means the 99% 2001-A Lease SUBI Certificate and the 99% 2001-A Vehicle SUBI Certificate.

         "99% 2001-A Vehicle SUBI Certificate" has the meaning set forth in the Recitals.

         "Note" means either a Senior Note or a Subordinated Note, as the context may require.

         "Note Distribution Account" has the meaning set forth in the Indenture.

         "1% 2001-A Lease SUBI Certificate" has the meaning set forth in the Recitals.

         "1% 2001-A Vehicle SUBI Certificate" has the meaning set forth in the Recitals.

         "Origination Trust Agreement" has the meaning set forth in the Recitals.

         "Other SUBI" means any SUBI other than a 2001-A SUBI.

         "Owner Trustee" means Chase Manhattan Bank, USA National Association, a Delaware corporation, as trustee of the Issuer.

         "Payment Date" means February 15, May 15, August 15 and November 15 of each year, and, if necessary, the Senior Note Final Payment Date (as defined in the Indenture), or, if any such day is not a Business Day, the immediately succeeding Business Day, commencing May 15, 2001.

         "Payment Date Certificate" has the meaning set forth in the Indenture.

         "Payment Date Advance Reimbursement" has the meaning set forth in the Administration Supplement.

         "Program Operating Lease" means the SUBI lease, dated as of February 1, 2001, between Ryder Funding II LP, as Program Lessee and Ryder Vehicle Lease Trust 2001-A, as Program Lessor.

         "Rating Agency" means, with respect to the 2001-A SUBIs, each of Moody's and Fitch.

         "Rating Event" has the meaning set forth in the Indenture.

         "Related Beneficiary" means each of Ryder Truck Rental II LP and Ryder Funding II LP.

         "Reserve Fund" has the meaning set forth in the Trust Agreement.

         "Residual Value Surplus Account" means the trust account established and maintained pursuant to Section 13.01(a)(ii).

         "Sales Proceeds" has the meaning set forth in the Administration Agreement.

         "Securities" means the Notes and the Trust Certificates.

         "Securitization Value" has the meaning set forth in the Administration Supplement.

         "Securityholder" means a holder of a Note or a Trust Certificate.

         "Senior Note" has the meaning set forth in the Indenture.

         "Senior Note Outstanding Amount" has the meaning set forth in the Indenture.

         "SUBI" has the meaning set forth in the Recitals.

         "SUBI Certificate Transfer Agreement" means the SUBI certificate transfer agreement, dated as of February 1, 2001, between Ryder Truck Rental I LP and the Transferor, as amended or supplemented from time to time.

         "SUBI Collections" has the meaning set forth in the Administration Agreement.

         "SUBI Trust Agreement" has the meaning set forth in the Recitals.

         "Subordinated Notes" means the _____% Asset Backed Subordinated Notes issued by the Issuer pursuant to the Trust Agreement.

         "Supplement" means this 2001-A Origination Trust Supplement to the Origination Trust Agreement, as amended or supplemented from time to time.

         "Titling Grace Period" means 60 days after the Closing Date.

         "Titling Grace Period Vehicle" has the meaning set forth in the Administration Supplement.

          "Transferor" means Ryder Funding II LP, a Delaware limited partnership, and its successors.

          "Transferor Trust Certificate" has the meaning set forth in the Trust Agreement.

         "Trust" has the meaning set forth in the Recitals.

         "Trust Agreement" means the amended and restated trust agreement, dated as of February 1, 2001, between the Owner Trustee and the Transferor, as amended from time to time.

         "Trust Certificate" has the meaning set forth in the Trust Agreement.

         "Trust Certificateholder" has the meaning set forth in the Trust Agreement.

         "Trustee" has the meaning set forth in the Recitals.

         "2001-A Lease SUBI" has the meaning set forth in Section 12.01(c).

         "2001-A Lease SUBI Assets" has the meaning set forth in Section
12.01(a).

         "2001-A Lease SUBI Certificates" has the meaning set forth in the Recitals.

         "2001-A Leases" has the meaning set forth in Section 12.01(a).

         "2001-A SUBI" means the 2001-A Lease SUBI and/or the 2001-A Vehicle SUBI as the context may require.

         "2001-A SUBI Account" means the 2001-A SUBI Collection Account, the Residual Value Surplus Account and any other Trust Account established with respect to the 2001-A SUBI.

         "2001-A SUBI Assets" has the meaning set forth in Section 12.01(b).

         "2001-A SUBI Certificates" means the 2001-A Lease SUBI Certificates and/or the 2001-A Vehicle SUBI Certificates, as the context may require.

         "2001-A SUBI Collection Account" means the trust account established pursuant to Section 13.01(a).

         "2001-A Vehicle SUBI" has the meaning set forth in Section 12.01(c).

         "2001-A Vehicle SUBI Assets" has the meaning set forth in Section 12.01(b).

         "2001-A Vehicle SUBI Certificates" has the meaning set forth in the Recitals.

         "2001-A Vehicles" has the meaning set forth in Section 12.01(b).

         "UTI Beneficiaries" has the meaning set forth in the Recitals.

         Section 11.02. Interpretive Provisions. For all purposes of this Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Supplement include all Exhibits hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Supplement as a whole and not to any particular part, Article or Section herein, (iv) references to an Article or Section such as "Article Twelve" or "Section 12.01" shall refer to the applicable Article or Section of this Supplement, (v) the term "include" and all variations thereof shall mean "include without limitation," (vi) the term "or" shall include "and/or" and (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

         Section 11.03. Rights in Respect of the 2001-A SUBIs. Each Holder and Registered Pledgee of a 2001-A SUBI Certificate (including the Issuer) is a third-party beneficiary of the Origination Trust Agreement (including this Supplement) insofar as the Origination Trust Agreement and this Supplement apply to the 2001-A SUBIs and the Holders and Registered Pledgees of 2001-A SUBI Certificates. Therefore, to that extent, references in the SUBI Trust Agreement to the ability of any "Holder of a SUBI Certificate", "Registered Pledgee of a SUBI Certificate" or the like to take any action shall be deemed to refer to the Issuer acting at its own instigation or upon the instruction of the requisite voting percentage of holders of Securities or Rated Securities, as specified in the Indenture or the Trust Agreement, as applicable.

                                 ARTICLE TWELVE

                          CREATION OF THE 2001-A SUBIs

         Section 12.01. Creation of 2001-A SUBI Assets and the 2001-A SUBIs.

         (a) Pursuant to Section 3.01(a) of the Origination Trust Agreement, the UTI Beneficiaries hereby direct the Trustee to identify and allocate or to cause to be identified and allocated to the 2001-A Lease SUBI on the books and records of the Trust a separate Sub-Trust of Trust Assets consisting of Eligible Leases and other associated Trust Assets owned by the Trustee on behalf of the Trust and not allocated to any SUBI or reserved for allocation to any Other SUBI (or acquired by the Trustee on behalf of the Trust but not yet allocated to, or reserved for allocation to any specific Sub-Trust). Such Trust Assets (the "2001-A Lease SUBI Assets") shall be accounted for and held in trust independently from all other Trust Assets within the Trust. Based upon their identification and allocation by the Administrative Agent pursuant to the Administration Supplement, the Trustee hereby identifies and allocates as 2001-A Lease SUBI Assets the Leases more particularly described on Exhibit A hereto ("the 2001-A Leases") and the related Trust Assets described above, each such 2001-A Lease SUBI Asset to be identified on the books and accounts of the Trust as being allocated to the 2001-A Lease SUBI.

         (b) Pursuant to Section 3.01(a) of the Origination Trust Agreement, the UTI Beneficiaries hereby direct the Trustee to identify and allocate or to cause to be identified and allocated to the 2001-A Vehicle SUBI on the books and records of the Trust a separate Sub-Trust of Trust Assets consisting of Vehicles and other associated Trust Assets owned by the Trustee on behalf of the Trust and not allocated to any SUBI or reserved for allocation to any Other SUBI (or acquired by the Trustee on behalf of the Trust but not yet allocated to, or reserved for allocation to any specific Sub-Trust). Such Trust Assets (the "2001-A Vehicle SUBI" Assets", and together with the 2001-A Lease SUBI Assets, the "2001-A SUBI Assets") shall be accounted for and held in trust independently from all other Trust Assets within the Trust. Based upon their identification and allocation by the Administrative Agent pursuant to the Administration Supplement, the Trustee hereby identifies and allocates as 2001-A Vehicle SUBI Assets the Vehicles more particularly described on Exhibit A hereto ("the 2001-A Vehicles") and the related Trust Assets described above, each such 2001-A Vehicle SUBI Asset to be identified on the books and accounts of the Trust as being allocated to the 2001-A Lease SUBI.

         Notwithstanding anything to the contrary in the SUBI Trust Agreement, all 2001-A Vehicles not titled in the name of the Trust or the Trustee on behalf of the Trust as of the Closing Date shall be so titled during the Titling Grace Period, and Ryder shall provide each Rating Agency with a report on the status of such retitling on or before the end of the Titling Grace Period. Pursuant to
Section 11.03 of the Administration Agreement, the Administrative Agent will be required to purchase each Titling Grace Period Vehicle not retitled during the Titling Grace Period.

         (c) Pursuant to Section 3.01(a) of the Origination Trust Agreement, the Trustee hereby creates two Sub-Trusts which shall be known as the "2001-A Lease SUBI" and the "2001-A Vehicle SUBI" respectively. The 2001-A Lease SUBI shall represent a special unit of beneficial interest solely in the 2001-A Lease SUBI Assets and the 2001-A Vehicle SUBI shall represent a special unit of beneficial interest solely in the 2001-A SUBI Vehicle Assets. Exhibit A shall set forth as to each 2001-A Lease or 2001-A Vehicle, as the case may be, the (i) vehicle identification number, (ii) date of origination, (iii) Net Book Value, (iv) Residual Value, (v) Financial Component, (vi) Fixed Charge and (vii) number of months remaining from the Cutoff Date to the month in which the Maturity Date occurs.

         Section 12.02. Transfer of 2001-A SUBI Interests. Interests in the 2001-A SUBIs may not be transferred or assigned by the UTI Beneficiaries, and any such purported transfer or assignment shall be deemed null, void and of no effect herewith; provided, however, that the 2001-A SUBI Certificates and the interests in the 2001-A SUBI represented thereby may be (i) sold to the Transferor pursuant to the SUBI Certificate Transfer Agreement and (ii) sold, transferred and assigned by the Transferor absolutely, or a security interest therein granted, in connection with a Securitized Financing, in each case in the circumstances contemplated in Section 3.02(d) of the Origination Trust Agreement. Each such transfer shall be registrable upon surrender of the 2001-A SUBI Certificate to be transferred for registration of the transfer at the corporate trust office of the Trustee (or the Trust Agent, if applicable) or of any successor Trustee, accompanied by a written instrument of transfer in form satisfactory to the Trustee or such successor duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, and thereupon a new 2001-A SUBI Certificate of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

         Section 12.03. Issuance and Form of 2001-A SUBI Certificates; Retained SUBI Interest.

         (a) The 2001-A Lease SUBI shall be represented by two 2001-A SUBI Certificates, the 99% 2001-A Lease SUBI Certificate and the 1% 2001-A Lease SUBI Certificate, each of which shall represent a beneficial interest in the 2001-A Lease SUBI and the 2001-A Lease SUBI Assets, as further set forth herein. The 2001-A Vehicle SUBI shall be represented by two 2001-A SUBI Certificates, the 99% 2001-A Vehicle SUBI Certificate and the 1% 2001-A Vehicle SUBI Certificate, each of which shall represent a beneficial interest in the 2001-A Vehicle SUBI and the 2001-A Vehicle SUBI Assets, as further set forth herein. The 2001-A SUBI Certificates shall be substantially in the form of Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Origination Trust Agreement, be directed by the UTI Beneficiaries. Any portion of any 2001-A SUBI Certificate may be set forth on the reverse thereof, in which case the following reference to the portion of the text on the reverse shall be inserted on the face thereof, in relative proximity to and prior to the signature of the Trustee executing such 2001-A SUBI Certificate:

                  Reference is hereby made to the further provisions of this certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

         The 2001-A SUBI Certificates shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by the UTI Beneficiaries. Each 2001-A SUBI Certificate and the interest in the 2001-A SUBI evidenced thereby shall constitute a "security" within the meaning of Section 8-102(a)(15) of the UCC and a "certificated security" within the meaning of Section 8-102(a)(4) of the UCC.

         (b) Until the 2001-A SUBIs have been terminated, the UTI Beneficiaries shall at all times maintain with respect to each 2001-A SUBI a minimum of a 1% interest in the 2001-A SUBI and the related 2001-A SUBI Assets, including (i) a 1% interest in each material item of income, gain, loss, deduction or credit with respect to the 2001-A SUBIs and 2001-A SUBI Assets and (ii) a capital account balance (or capital investment) in the 2001-A SUBIs and 2001-A SUBI Assets of at least equal to 1% of the aggregate capital account balances (or capital investments) therein. Such requirement may be satisfied by the UTI Beneficiaries, or either of them, owning the 1% 2001-A SUBI Certificates.

         (c) On the Closing Date, pursuant to Section 3.04(a) of the Origination Trust Agreement, the Indenture Trustee shall, and thereafter for so long as the lien of the Indenture is in place, be registered as the Registered Pledgee of the 99% 2001-A Vehicle SUBI Certificate held by the Issuer and pledged as part of the Trust Estate to secure the Issuer's obligations under the

Indenture. As the Registered Pledgee, the Indenture Trustee shall be entitled to exercise any and all rights or powers of a Holder hereunder, to the extent set forth in Section 6.12 of the Indenture.

         Section 12.04. Actions and Filings. The UTI Beneficiaries and the Trustee shall undertake all other and future actions and activities as may be deemed reasonably necessary by the Administrative Agent pursuant to the Administration Agreement to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to each 2001-A SUBI, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Administrative Agent hereunder or under any other Basic Document. The UTI Beneficiaries hereby irrevocably make and appoint each of the Trustee and the Administrative Agent, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the UTI Beneficiaries (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the UTI Beneficiaries any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

         Section 12.05. Termination of the 2001-A SUBIs.

         (a) In connection with any purchase by the Transferor of the corpus of the Issuer pursuant to Article Nine of the Trust Agreement, the succession of the Transferor to the interest in the 2001-A Vehicle SUBI represented by the 99% 2001-A Vehicle SUBI Certificate and the discharge and release of the pledge by the Transferor to the Issuer of the 99% 2001-A Lease SUBI Certificate, should all of the interest in each 2001-A SUBI thereafter be held by the Holders of the UTI Certificates, whether by transfer, sale or otherwise, then upon the direction of such Holders, each 2001-A SUBI shall be terminated, the 2001-A SUBI Certificates shall be returned to the Trustee and canceled and the Administrative Agent shall reallocate all 2001-A SUBI Assets to the UTI.

         (b) In the event that a bankruptcy or insolvency shall occur with respect to the Transferor or upon the sale of the Trust Estate pursuant to
Section 5.04 of the Indenture, this Supplement shall terminate and each 2001-A SUBI shall be terminated; provided however such termination shall affect the Origination Trust only insofar as such termination relates to each 2001-A SUBI. Such termination shall not entitle the legal representatives of the 2001-A SUBIs or any Holder of a 2001-A SUBI Certificate to take any action for a partition or winding up of the Trust or any Trust Assets except with respect to the 2001-A SUBI Assets and the rights, obligations and Liabilities of the parties hereto shall not otherwise be affected. Promptly after the occurrence of any bankruptcy, insolvency or termination proceeding with respect to the Transferor, the Transferor shall give the Indenture Trustee, the Owner Trustee and the Rating Agencies written notice of such event. Upon the receipt of such notice or actual knowledge of a termination pursuant to Section 9.02 of the Trust Agreement, the Owner Trustee shall promptly sell or, if the Lien of the Indenture is outstanding shall direct, the Indenture Trustee promptly to sell the Trust Estate, including the 2001-A SUBI Assets (other than amounts on deposit in the Distribution Accounts) in a commercially reasonable manner and on commercially reasonable terms. In connection with any such sale, or the sale of the Trust Estate pursuant to Section 5.04 of the Indenture, the 2001-A SUBI Assets shall be distributed out of the Origination Trust at the direction of the Owner Trustee or the Indenture Trustee, as applicable, and the purchaser shall take delivery of such 2001-A SUBI Assets. The Origination Trustee and the other parties hereto shall cooperate with the Owner Trustee or the Origination Trustee, as applicable, to cause the related 2001-A Vehicles to be retitled as directed by the purchaser. The proceeds of such sale shall be distributed in the following amounts and priority:

                  (i) to the Indenture Trustee, all amounts required to be paid under Section 6.07 of the Indenture, or to the Owner Trustee, all amounts required to be paid under Section 8.01 of the Trust Agreement, as the case may be;

                  (ii) to the Administrative Agent, any Payment Date Advance Reimbursement;

                  (iii) to the Administrative Agent, amounts due in respect of unpaid Administration Fees; and

                  (iv) any remaining amounts shall be distributed pro rata to the Holders of the SUBI Certificates: (A) to an account specified by the Holder of the 1% 2001-A SUBI Certificate and (B) to the Certificate Distribution Account (or, if the lien of the Indenture is outstanding, the Note Distribution Account) and distributed pursuant to Section 5.04(b) of the Indenture.

         Section 12.06. Representations and Warranties of Trustee. The Trustee hereby reaffirms, as of the date hereof, the representations, warranties and covenants set forth in Section 5.12 of the Origination Trust Agreement, on which the Grantors and UTI Beneficiaries, each of their permitted assignees and pledgees and each Registered Pledgee and Holder or Related Beneficiary of a 2001-A SUBI Certificate (and beneficial owner of any portion thereof, including the Issuer and the Trust Certificateholders) may rely. For purposes of this Section, any reference in Section 5.12 of the Origination Trust Agreement to the Origination Trust Agreement shall be deemed to constitute references to the SUBI Trust Agreement.

                                ARTICLE THIRTEEN

                              2001-A SUBI ACCOUNTS

         Section 13.01. 2001-A SUBI Collection Account and Residual Value Surplus Account.

         (a) With respect to the 2001-A SUBIs, the Trustee shall establish, and the Trust Agent shall maintain, in the name of the Trustee, for the exclusive benefit of the holders of interests in the 2001-A SUBIs, (i) the 2001-A SUBI Collection Account, which account shall constitute a SUBI Collection Account and
(ii) a Residual Value Surplus Account. Each such 2001-A SUBI Account initially shall be established with U.S. Bank, as Trust Agent, so long as the Trust Agent has the Required Deposit Rating. If the Trust Agent at any time does not have the Required Deposit Rating, the Administrative Agent shall, with the assistance of the Trust Agent, as necessary, cause each such 2001-A SUBI Account to be moved as described in Section 4.02(a) of the Origination Trust Agreement. Each of the 2001-A SUBI Collection Account and the Residual Value Surplus Account shall relate solely to the 2001-A SUBIs and the 2001-A SUBI Assets, and funds therein shall not be commingled with any other monies, except as otherwise provided for in or contemplated by the SUBI Trust Agreement or in the Administration

Agreement. All deposits into the 2001-A SUBI Collection Account shall be made as described in Sections 2.06 and 11.04 of the Administration Agreement.

         (b) On each Deposit Date and Payment Date, pursuant to the instructions from the Administrative Agent, the Trustee (acting through the Trust Agent) shall make such deposits and withdrawals from the 2001-A SUBI Collection Account and the Residual Value Surplus Account as set forth in the Administration Supplement.

         (c) Any transfer of funds to a Holder of a 99% 2001-A SUBI Certificate shall be made as directed pursuant to the Basic Documents. Any transfer to a Holder of a 1% 2001-A SUBI Certificate shall be made at the direction of such Holder.

         Section 13.02. Reserve Fund. Pursuant to Section 5.01 of the Trust Agreement, the Transferor shall establish and maintain the Reserve Fund (a) with the Indenture Trustee, until the Senior Note Outstanding Amount is reduced to zero, and (b) thereafter with the Owner Trustee. Deposits and withdrawals from the Reserve Fund shall be made as directed pursuant to the Basic Documents, including Section 8.04(b) of the Indenture, Section 10.01 of the Indenture,
Section 11.04 of the Administration Agreement and Section 13.03 hereof.

         Section 13.03. Investment of Monies in 2001-A SUBI Accounts. All amounts held in the 2001-A SUBI Collection Account and the Residual Value Surplus Account shall be invested in Permitted Investments in accordance with
Section 4.02(a) of the Origination Trust Agreement. Any investment earnings on the 2001-A SUBI Collection Account and the Residual Value Surplus Account will be taxable to the Transferor. On each Payment Date, the Trustee shall deposit all net income or other gain from the foregoing investments in respect of the related Collection Period into the Reserve Fund.

                                ARTICLE FOURTEEN

                               2001-A SUBI PLEDGE

         Section 14.01. Registration of 2001-A Lease SUBI Pledge and the 2001-A Vehicle SUBI Pledge.

         (a) Each of the Issuer and the Transferor hereby acknowledges and confirms (i) the pledge and assignment to the Issuer of the Transferor's right, title and interest in the 99% 2001-A Lease SUBI Certificate and the grant to the Issuer of a security interest therein pursuant to Section 2.04 of the Program Operating Lease and (ii) that all of the Issuer's right, title and interest with respect to such pledge, assignment and grant of security interest has been assigned to the Indenture Trustee pursuant to the Indenture. The Issuer hereby directs the Trustee to cause to be listed in the Certificate Register as the Registered Pledgee of the Transferor's 99% 2001-A Lease SUBI Certificate (i) until the Senior Note Outstanding Amount is reduced to zero, the Indenture Trustee, (ii) until the Certificate Balance is reduced to zero, the Issuer, and
(iii) thereafter, the Transferor. The Transferor has caused the Trustee to deliver the 99% 2001-A Lease SUBI Certificate to the Indenture Trustee, as Registered Pledgee. Each such Registered Pledgee shall have the rights with respect thereto described herein and in the Program Operating Lease.

         (b) The Issuer hereby acknowledges and confirms that all of the Issuer's right, title and interest with respect to the 99% Vehicle SUBI Certificate has been pledged to the Indenture Trustee pursuant to the Indenture and the Issuer hereby acknowledges such pledge. The Trustee shall cause to be listed in the Certificate Register as the Registered Pledgee of the 2001-A Vehicle SUBI Certificate (i) until the Senior Note Outstanding Amount is reduced to zero, the Indenture Trustee, and (ii) thereafter, the Issuer. On the Closing Date, the Trustee shall deliver the 2001-A Vehicle SUBI Certificate to the Indenture Trustee, as Registered Pledgee. Each such Registered Pledgee shall have the rights with respect thereto described herein and in the Indenture.

         (c) At such times and for so long as it is the Registered Pledgee, the Indenture Trustee or the Issuer, as the case may be, shall be entitled to exercise the rights of the Holder of the 99% 2001-A Lease SUBI Certificate and the 99% 2001-A Vehicle SUBI Certificates, as the case may be, and the additional rights conferred upon it as Registered Pledgee. Following the return of the 99% 2001-A Lease SUBI Certificate to the Issuer pursuant to Section 10.01 of the Indenture and thereupon to the Transferor pursuant to Section 9.03(a) of the Trust Agreement, the Transferor shall be entitled to exercise the rights of the Holder of the 99% 2001-A Lease SUBI Certificate. Following the return of the 99% 2001-A Vehicle SUBI Certificate to the Issuer pursuant to Section 10.01 of the Indenture, the Issuer shall be entitled to exercise the rights of Holder of the 99% 2001-A Vehicle SUBI Certificates.

                                ARTICLE FIFTEEN

                            MISCELLANEOUS PROVISIONS

         Section 15.01. Amendment.

         (a) This Supplement (and, accordingly, the Origination Trust Agreement as it relates to the 2001-A SUBIs) may be amended by the parties hereto:

                  (i) without the consent of the Holders, to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, add any other provision with respect to matters or questions arising hereunder that is not inconsistent with the SUBI Trust Agreement or add or amend any provision herein to assure that none of the Trust, the Issuer or the Transferor will be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, that any such action will not, in the good faith judgment of the parties hereto, materially and adversely affect the interest of any Holder; and

                  (ii) from time to time (including to change the manner in which the Residual Value Surplus Account or the Reserve Fund is funded or to eliminate the Residual Value Surplus Account or the Reserve Fund, or to change the remittance schedule for depositing SUBI Collections and other amounts into the 2001-A SUBI Collection Account), provided that (A) (1) each Rating Agency provides confirmation to the Trustee to the effect that such amendment would not result in a Rating Event or
         (2) the related Holder provides notice of its consent thereto to the Trustee and (B) an Opinion of Counsel is delivered to the Trustee to the effect that after such amendment, for federal income tax purposes, the Trust will not be treated as an association (or a publicly traded partnership) taxable as a corporation and the Senior Notes will and the Trust Certificates should properly be characterized as indebtedness that is secured by the assets of the Issuer; to the extent that any such amendment materially affects the UTI or any Other SUBI, the 2001-A SUBI Certificates or the 2001-A SUBI Assets, such amendment shall require the consent of the Holders affected thereby; in addition, to the extent that (A) such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections or payments in respect of a 2001-A SUBI or a 99% 2001-A SUBI Certificate or distributions (or the interest or pass-through rate thereon) required to be made on any Rated Securities or (B) reduce the percentage of the aggregate principal amount of Rated Securities required to consent to any such amendment, any such amendment shall require the consent of all the Holders or holders of 100% of all outstanding Rated Securities, as the case may be, and an Opinion of Counsel as set forth in clause (B) above.

         (b) Any amendment to this Supplement shall amend the Origination Trust Agreement only insofar as such amendment relates to the 2001-A SUBIs.

         Section 15.02. Governing Law. This Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflict of laws.

         Section 15.03. Notices. The notice provisions of Section 8.03 of the Origination Trust Agreement shall apply equally to this Supplement. A copy of each notice or other writing required to be delivered to the Trustee pursuant to the SUBI Trust Agreement also shall be delivered to the Owner Trustee at 1201 Market Street, Wilmington, Delaware 19801, (telecopier no. (302) 984-4903)
Attention: Corporate Trust Department; and to the Administrative Agent at 3600 N.W. 82nd Avenue, Miami, Florida 33166 (telecopier no. (305) 500-3641),
Attention: Treasurer and Legal.

         Section 15.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Supplement (including any amendment hereto) shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplement, as the same may be amended, and shall in no way affect the validity or enforceability of the other provisions of the SUBI Trust Agreement or of any 2001-A SUBI Certificate or the rights of the Holders or Registered Pledgees thereof. To the extent permitted by applicable law, the parties hereto waive any provision of law that renders any covenant, agreement, provision or term of this Supplement, as the same may be amended, invalid or unenforceable in any respect.

         Section 15.05. Effect of Supplement on Origination Trust Agreement.

         (a) Except as otherwise specifically provided herein or unless the context otherwise requires, (i) the parties hereto shall continue to be bound by all provisions of the Origination Trust Agreement, (ii) all references in the Origination Trust Agreement to the Origination Trust Agreement shall be to the SUBI Trust Agreement and (iii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Origination Trust Agreement, as the context may require. In the event of any conflict between this Supplement and the Origination Trust Agreement in respect of the 2001-A SUBIs, the provisions of this Supplement shall prevail.

         (b) For purposes of determining the obligations of the parties hereto under this Supplement with respect to the 2001-A SUBIs, except as otherwise indicated by the context, general references in the Origination Trust Agreement to (i) a SUBI Account shall be deemed to refer more specifically to a 2001-A SUBI Account, (ii) a SUBI shall be deemed to refer more specifically to a 2001-A SUBI, (iii) a SUBI Collection Account shall be deemed to refer more specifically to the 2001-A SUBI Collection Account, (iv) a SUBI Asset shall be deemed to refer more specifically to a 2001-A SUBI Asset, (v) a SUBI Supplement shall be deemed to refer more specifically to this Supplement and (vi) an Administration Supplement shall be deemed to refer more specifically to the Administration Supplement.

         Section 15.06. No Petition. Each of the parties hereto and each Holder of, or each Registered Pledgee of, by acceptance of a 2001-A SUBI Certificate, or in the case of the Registered Pledgee, by acceptance of the pledge of such 2001-A SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not (and, to the fullest extent permitted by applicable law, the Trustee shall not have the power to) institute against, or join any other Person in instituting against, the Grantors, the Trustee, the Trust, any Special Purpose Affiliate, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership or any member of a Beneficiary or Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law. This Section shall survive the complete or partial termination of this Supplement, the resignation or removal of the Trustee and the complete or partial resignation or removal of the Administrative Agent.

         IN WITNESS WHEREOF, the Grantors and UTI Beneficiaries, the Administrative Agent, the Trustee, the Delaware Trustee and, solely for the limited purposes set forth in Sections 13.01, 13.02, 13.03 and 13.04, the Trust Agent, have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.


                                    RYDER TRUCK RENTAL I LP,
                                         as Grantor and UTI Beneficiary

                                    By:  RYDER TRUCK RENTAL I LLC,
                                         as General Partner

                                    By:  RTR LEASING I, INC.,
                                         as Manager



                                    By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                    RYDER TRUCK RENTAL II LP,
                                         as Grantor and UTI Beneficiary

                                    By:  RYDER TRUCK RENTAL II LLC,
                                         as General Partner

                                    By:  RTR LEASING I, INC.,
                                         as Manager



                                    By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                    RYDER TRUCK RENTAL, INC.,
                                         as Administrative Agent



                                    By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                    RTRT, INC.,
                                         as Trustee



                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                    DELAWARE TRUST CAPITAL MANAGEMENT, INC.,
                                         as Delaware Trustee



                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                    U.S. BANK NATIONAL ASSOCIATION,
                                         as Trust Agent



                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

         Receipt of this original counterpart of this Agreement is hereby acknowledged on this _____ day of __________ 2001.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                         as Indenture Trustee



                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

         The Transferor and the Issuer hereby acknowledge this Agreement:

                                    RYDER VEHICLE LEASE TRUST 2001-A

                                    By: CHASE MANHATTAN BANK, USA
                                        NATIONAL ASSOCIATION,
                                         as Owner Trustee



                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                    RYDER FUNDING II LP,
                                         as Transferor



                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT A

                  SCHEDULE OF 2001-A LEASES AND 2001-A VEHICLES


[Omitted. Copies on file with the Administrative Agent, the Trustee and the Owner Trustee.]

                                                                       EXHIBIT B

                FORM OF 2001-A [LEASE] [VEHICLE] SUBI CERTIFICATE

                              RYDER TRUCK RENTAL LT

             2001-A SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE

No. R- ___

evidencing a fractional undivided [99%] [1%] interest in all 2001-A [Lease][Vehicle]SUBI Assets (as defined below).

         This 2001-A Special Unit of Beneficial Interest Certificate does not represent an interest in or obligation of Ryder Truck Rental, Inc., RTRT, Inc. or any of their respective affiliates, except to the extent described below.

         THIS CERTIFIES THAT ________________ is the registered owner of a nonassessable, fully-paid, [99%] [1%] fractional undivided interest in the 2001-A SUBI [Lease] [Vehicle] Assets owned by Ryder Truck Rental LT (the "Trust").

         The Trust was created pursuant to a trust agreement, dated as of June 1, 1997, as amended, supplemented or restated from time to time (the "Origination Trust Agreement"), among Ryder Truck Rental I LP ("RTR I LP") and Ryder Truck Rental II LP ("RTR II LP"), as grantors and initial beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries", respectively), RTRT, Inc., as trustee (the "Trustee"), Ryder Truck Rental, Inc., as administrative agent (the "Administrative Agent"), Delaware Trust Capital Management, Inc., as Delaware trustee (the "Delaware Trustee"), and U.S. Bank National Association, as trust agent (the "Trust Agent").

         This certificate is one of two duly authorized 2001-A [Lease][Vehicle] SUBI Certificates, and is issued under and is subject to the terms, provisions and conditions of the Origination Trust Agreement and the 2001-A origination trust supplement thereto, dated as of February 1, 2001 (the "2001-A SUBI Supplement" and, together with the Origination Trust Agreement, the "SUBI Trust Agreement"). To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned thereto in the SUBI Trust Agreement. By acceptance of this 2001-A [Lease] [Vehicle] SUBI Certificate, the Holder hereof assents to the terms and conditions of the SUBI Trust Agreement and agrees to be bound thereby. A summary of certain of the pertinent provisions of the SUBI Trust Agreement is set forth below.

         The assets of the Trust allocated to the 2001-A [Lease] [Vehicle] SUBI will generally consist of (i) cash capital and [(ii) the 2001-A Leases] [(ii) the 2001-A Vehicles] and all of Ryder's rights thereunder, including the right to proceeds arising therefrom or in connection therewith.

         Under the Origination Trust Agreement, from time to time the UTI Beneficiaries may direct the Trustee to issue to or upon the order of the UTI Beneficiaries one or more certificates (each, a " SUBI Certificate") representing a beneficial interest in certain specified Vehicles,

Leases and related Trust Assets (such assets, the " SUBI Assets"). Upon the issuance of the SUBI Certificates relating to the SUBI Assets, the beneficial interest in the Trust and the Trust Assets represented by the UTI shall be reduced by the amount of the Trust Assets represented by such SUBI Certificates. This certificate, together with a certificate evidencing a [99%] [1%] interest in all 2001-A [Lease] [Vehicle] SUBI Assets, was issued pursuant to the 2001-A SUBI Supplement and represents a beneficial interest in the 2001-A [Lease] [Vehicle] SUBI Assets.

         The UTI and the 2001-A [Lease] [Vehicle] SUBI shall each constitute a separate series of the Trust pursuant to Section 3806(b)(2) of the Delaware Act for which separate and distinct records shall be maintained. Each 2001-A [Lease] [Vehicle] SUBI Certificate and the interest in the 2001-A [Lease] [Vehicle] SUBI represented thereby constitutes a "security" within the meaning of Section 8-102(a)(15) of the UCC and a "certificated security" within the meaning of
Section 8-102(a)(4) of the UCC.

         The 2001-A SUBI Supplement may be amended by the parties thereto upon the terms and subject to the conditions set forth in the 2001-A SUBI Supplement.

         The Holder, by acceptance of this 2001-A [Lease] [Vehicle] SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against any Grantor, the Trustee, the Trust, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership or any member of a Beneficiary or Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy or similar law. Such covenant shall survive the termination of the SUBI Trust Agreement, the resignation or removal of the Trustee under the SUBI Trust Agreement or the complete or partial resignation of the Administrative Agent.

         The Holder hereof or owner of a beneficial interest herein hereby (i) expressly waives any claim it may have to any proceeds or assets of the Trustee and to all of the Trust Assets other than those from time to time included within the 2001-A [Lease] [Vehicle] SUBI as 2001-A [Lease] [Vehicle] SUBI Assets and those proceeds or assets derived from or earned by such 2001-A [Lease] [Vehicle] SUBI Assets and (ii) expressly subordinates in favor of the Holder of any Other SUBI Certificate or a UTI Certificate any claim to any Other SUBI or UTI Assets that, notwithstanding the waiver contained in clause (i), may be determined to exist.

         The Trustee shall keep the certificate register with respect to this 2001-A [Lease] [Vehicle] SUBI Certificate, and the Holder of this 2001-A [Lease] [Vehicle] SUBI Certificate shall notify the Trustee of any change of address or instructions on the distribution of funds.

         The 2001-A [Lease] [Vehicle] SUBI shall be deemed dissolved solely with respect to the 2001-A [Lease] [Vehicle] SUBI Assets, and not as to any Trust Assets allocated to any other Sub-Trust, upon the written direction to the Trustee by the Related Beneficiary to revoke and dissolve the 2001-A [Lease] [Vehicle] SUBI. Upon such dissolution of the Trust with respect to the 2001-A [Lease] [Vehicle] SUBI and delivery of the 2001-A [Lease] [Vehicle] SUBI Certificates to the Trustee for cancellation, the Trustee shall distribute to the Related Beneficiary or its designee all 2001-A [Lease] [Vehicle] SUBI Assets [and shall cause the Certificates of Title to the 2001-A Vehicles to be issued in the name of, or at the direction of, the Related Beneficiary (which may include reallocation of the 2001-A Vehicle SUBI Assets to the UTI). The Related Beneficiary to whom such 2001-A Vehicle SUBI Assets are distributed shall pay or cause to be paid all applicable titling and registration fees and taxes.] The 2001-A [Lease] [Vehicle] SUBI shall be deemed dissolved solely with respect to the 2001-A [Lease] [Vehicle] SUBI Assets, and not as to any Trust Assets allocated to any other Sub-Trust upon the bankruptcy of the Transferor subject to the conditions set forth in the SUBI Trust Agreement.

         Upon the dissolution of the Trust with respect to the 2001-A [Lease] [Vehicle] SUBI, the 2001-A [Lease] [Vehicle] SUBI shall be terminated and the 2001-A [Lease] [Vehicle] SUBI Certificates shall be returned to the Trustee for cancellation. Such a termination shall not effect a termination of the Trust or of any Other SUBIs that is in existence at the time of such termination.

         The Trust or the UTI may terminate upon the terms and subject to the conditions set forth in the SUBI Trust Agreement.

         No SUBI or SUBI Certificate shall be transferred or assigned except to the extent specified in the SUBI Trust Agreement or in any related Supplement and, to the fullest extent permitted by applicable law, any such purported transfer or assignment other than as so specified shall be deemed null, void and of no effect under the SUBI Trust Agreement. Notwithstanding the foregoing, any SUBI Certificate and the interest in the SUBI evidenced thereby may be (i) transferred, assigned or pledged to any Special Purpose Affiliate or (ii) transferred, assigned or pledged by the Related Beneficiary or a Special Purpose Affiliate to or in favor of (A) a trustee for one or more trusts or (B) one or more other entities, in either case solely for the purpose of securing or otherwise facilitating one or more Securitized Financings.

         This 2001-A [Lease] [Vehicle] SUBI Certificate shall be governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflict of laws.

         Unless this 2001-A [Lease] [Vehicle] SUBI Certificate shall have been executed by an authorized officer of the Trustee, by manual signature, this 2001-A [Lease] [Vehicle] SUBI Certificate shall not entitle the holder hereof to any benefit under the SUBI Trust Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, RTRT, Inc., as Trustee of the Trust and not in its individual capacity, has caused this 2001-A [Lease] [Vehicle] SUBI Certificate to be duly executed.


Dated:  __________, 2001           RYDER TRUCK RENTAL LT

                                   By: RTRT, INC.,
                                       as Trustee



_________________________          By: ___________________________________
(SEAL)                                 Name:
                                       Title:

ATTEST:


_________________________


This is one of the 2001-A [Lease] [Vehicle] SUBI Certificates referred to in the within-mentioned Supplement.

                                   RTRT, INC., as Trustee



                                   By: ___________________________________
                                             Authorized Officer

         FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto ______________ the within 2001-A [Lease] [Vehicle] SUBI Certificate, and all rights thereunder, hereby irrevocably constituting and appointing _____________ as attorney to transfer said 2001-A [Lease] [Vehicle] SUBI Certificate on the books of the certificate registrar, with full power of substitution in the premises.

Dated:  _____________________
                                      By: __________________________________
                                          Name:
                                          Title: